Member FDIC

Exhibit 99.2

SouthernFirst

2023 RESULTS

January 18, 2024

FORWARD-LOOKING STATEMENTS

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected interest and non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

OUR PHILOSOPHY

Our Mission
Our mission is to impact lives in the communities we serve.

Our Purpose
We exist to enable dreams, earn trust, and exceed expectations.

Our Culture
We focus on the things that matter most: family, community, and teamwork.

INVESTMENT THESIS

Located in dynamic, high growth **southeastern metro markets**

Management team with **broad and varied experience** through cycles

History of **above-peer organic growth** with exceptional credit metrics

Highly-efficient cost structure

Consistent tangible book value growth

Culture of **long-term relationship banking**

CORPORATE PROFILE



Greensboro
Raleigh
Charlotte
NORTH CAROLINA
Greenville
SOUTH CAROLINA
Columbia
Summerville
Charleston
Atlanta
GEORGIA

RAYMOND JAMES®
Community Bankers Cup

PIPER | SANDLER
2022 SM-ALL STARS

BankDirector.
RANKINGBANKING.
THE BEST U.S. BANKS

SOUTHERN FIRST MARKETS	
Greenville, SC	2000
Columbia, SC	2007
Charleston, SC	2012
Raleigh, NC	2016
Atlanta, GA	2017
Summerville, SC	2018
Greensboro, NC	2018
Charlotte, NC	2021

HIGH-GROWTH MARKETS

GDP Growth
2020-2021



6.6%
4.4%
7.6%
8.0%
6.6%
5.2%
9.0%
5.9%
Greenville
Columbia
Charleston
Atlanta
Charlotte
Greensboro
Raleigh
U.S.

Population Growth
2020-2022



3.3%
2.2%
3.9%
2.2%
3.6%
1.0%
5.0%
0.7%
Greenville
Columbia
Charleston
Atlanta
Charlotte
Greensboro
Raleigh
U.S.

Employment Growth
2020-2022



6.3%
3.7%
7.8%
8.0%
11.5%
8.1%
14.4%
7.1%
Greenville
Columbia
Charleston
Atlanta
Charlotte
Greensboro
Raleigh
U.S.

Inbound Move Rate
2022



52.9%
50.9%
54.0%
53.8%
56.6%
54.0%
54.3%
50.0%
Greenville
Columbia
Charleston
Atlanta
Charlotte
Greensboro
Raleigh
U.S.

Source: U.S. Census, U.S. Bureau of Labor Statistics, National Association of Realtors

HIGH-GROWTH MARKETS

MSA	Market Rank	# of Offices	Deposits in Market ($M)	Deposit Market Share (%)	% of Company	Projected Population Change (2023-2028)	Projected HH Income Change (2023-2028)
Greenville-Anderson, SC	8	4	$1,385,520	5.51%	47.93%	4.74%	12.63%
Charleston-North Charleston, SC	10	3	$596,581	2.62%	20.64%	6.32%	14.65%
Atlanta-Sandy Springs-Alpharetta, GA	38	1	$338,687	0.14%	11.72%	4.68%	14.16%
Columbia, SC	11	1	$316,055	1.11%	10.93%	3.59%	13.59%
Raleigh-Cary, NC	20	1	$159,423	0.29%	5.51%	7.40%	11.77%
Greensboro-High Point, NC	17	1	$76,718	0.41%	2.65%	2.65%	10.40%
Charlotte-Concord-Gastonia, NC-SC	42	1	$17,922	0.01%	0.62%	5.80%	14.66%

EXECUTIVE TEAM



Art Seaver
Chief Executive Officer

Art is the Founder and CEO of Southern First. After raising $11.5 million in initial equity, the bank opened in early 2000 with a focus on the client experience, growing organically, and recruiting passionate bankers with an entrepreneurial spirit and a desire to impact lives. The bank has grown to a $4.0 billion bank operating in eight Southeastern markets. Art is passionate about service and currently serves on the board of the Phillis Wheatley Community Center. He is a past Chairman of the Board for the United Way of Greenville and has served on the board of numerous other Upstate organizations.



Cal Hurst
President

Cal has worked in banking throughout South Carolina for over 18 years and joined Southern First in 2019, contributing to the bank's strategic growth and planning. He is passionate about creating long-term relationships and positively impacting everyone he connects with. In addition to his work, Cal is a highly engaged member of the Upstate community, serving on the Board of Directors for the Greenville Chamber, United Way of Greenville County, and Greenville First Steps.



Andy Borrmann
Chief Financial Officer

Andy recently joined Southern First with nearly 30 years of experience in the financial industry. He spent over a decade as a bank analyst for SunTrust Robinson Humphrey and Morgan Keegan reporting on regional and community banks. For the past 11 years, Andy has served as Chief Financial Officer of SouthCrest Bank and SouthCrest Financial Group and was named Chief Financial Officer and Chief Strategy Officer following their merger with Colony Bank. Andy has strong investor relationships, solid skills in balance sheet management, and terrific people skills that complement the relationship culture of our bank.

EXECUTIVE TEAM



Will Aiken
Chief Risk Officer

Will joined Southern First in 2020 after 10 years at South State Bank, also in Greenville, SC. He has over 25 years of experience in banking. Prior to specializing in credit for the past 16 years, Will spent 10 years as a commercial banker, giving him a unique mindset to make decisions, simultaneously balancing growth and risk.



Dave Favela
Chief Innovation Officer

Before joining Southern First in 2021, Dave spent 14 years in financial technology in the San Francisco Bay area. Dave started his career at a mobile banking startup, mFoundry, in financial planning and analysis. After being acquired by FIS, he moved into a product management role, heading up data and analytics, and most recently served as VP of Strategic Planning & Innovation for FIS' Core and Digital Channels division. He is passionate about improving the client experience and supports all divisions of the bank through technology services.



Silvia King
Chief Human Resources Officer

Silvia has been on the leadership team at Southern First for 5 years and brings over 20 years of human resources strategic expertise from both domestic and global organizations across diverse industries. Through her genuine desire to nurture the highest potential in all employees, Silvia is uniquely able to drive business transformation and reinforce culture and values internally as well as in the communities she serves. Silvia has obtained her masters in human resources as well as her SHRM-SCP and SPHR professional HR designations and has a passion for continuous learning.

HIGHLIGHTS

- Net income was $4.2 million and diluted earnings per common share were $0.51 for Q4 2023
- Book value per common share increased to $38.63 at Q4 2023, or 5%, over Q4 2022
- Total loans increased 5% (annualized) to $3.6 billion at Q4 2023, compared to Q3 2023 and increased 10%, from $3.3 billion at Q4 2022
- Credit quality remains strong with nonperforming assets to total assets of 0.10% and past due loans to total loans of 0.37% at Q4 2023
- Total deposits increased to $3.4 billion at Q4 2023, compared to $3.3 billion at Q3 2023 and increased 8% from Q4 2022
- Net interest margin was 1.92% for Q4 2023, compared to 1.97% for Q3 2023 and 2.88% for Q4 2022

PROACTIVE BALANCE SHEET MANAGEMENT

- We continued to balance current earnings decisions with long term balance sheet management considerations:
  - Increased the percentage of variable rate loans to total loan production
  - Modestly reduced reliance on higher cost municipal deposits
  - Consistently optimized wholesale liquidity positions, blending rate and term considerations
  - Renewed our Holding Company line of credit with more favorable terms
  - Maintained retail deposit levels

LOANS & DEPOSITS


Total Loans
Millions
$3,800
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
$2.66 B
$2.85 B
$3.03 B
$3.27 B
$3.42 B
$3.54 B
$3.55 B
$3.60 B
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023


Total Deposits
Millions
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
$2.71 B
$2.87 B
$3.00 B
$3.13 B
$3.43 B
$3.43 B
$3.35 B
$3.38 B
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

*Total loans excludes mortgage loans held for sale.

LOAN & DEPOSIT YIELDS

Total Loans


5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
3.77%
3.82%
4.01%
4.25%
4.47%
4.69%
4.86%
4.95%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Total Interest-Bearing Deposits


4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.20%
0.38%
0.93%
1.80%
2.78%
3.39%
3.70%
3.90%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

*Total loans excludes mortgage loans held for sale.

LOAN COMPOSITION

Q4 2022



Construction
2%
Other
1%
Home equity
5%
Owner
occupied RE
19%
Real estate
29%
Total Loans
$3.27 Billion
Non-owner
occupied RE
26%
Business
14%
Construction
4%
Commercial, 63%
Consumer, 37%

Q4 2023



Construction
2%
Other
1%
Home equity
5%
Owner
occupied RE
18%
Real estate
30%
Total Loans
$3.60 Billion
Non-owner
occupied RE
26%
Business
14%
Construction
4%
Commercial, 62%
Consumer, 38%

*Total loans excludes mortgage loans held for sale.

TOTAL OFFICE CREDIT EXPOSURE

Total Credit Exposure by Market



$74,458
$76,828
$52,528
$178,546
$35,962
$34,366
$117,253

Total Credit Exposure by Office Type



$20,256
$163,891
$200,878
$184,917
Medical Office
Office - Multiple Tenant
Office - Single Tenant
Retail/Office with Residential

*Number in thousands

TOTAL OFFICE CREDIT EXPOSURE

Total Credit Exposure by Office Type: Owner Occupied


$13,468
$125,096
$172,335
$51,188
Medical Office
Office - Multiple Tenant
Office - Single Tenant
Retail/Office with Residential

Total Credit Exposure by Office Type: Non-Owner Occupied


$6,788
$28,543
$38,796
$133,729
Medical Office
Office - Multiple Tenant
Office - Single Tenant
Retail/Office with Residential

*Number in thousands

LOAN SUMMARY

Total Number of Office Loans				Loans Maturing before January-25		
Loans by Collateral Type	**Number**	**TCE**	**WAVG LTV**	**Number**	**TCE**	**WAVG LTV**
Medical Office-Dr/Dent/Opt/etc.	139	$ 200,878,065	72%	3	$ 508,407	49%
Office Bldg-Multiple Tenant	144	$ 184,916,589	61%	6	$ 6,150,220	38%
Office Bldg-Single Tenant	258	$ 163,891,304	68%	18	$ 4,973,466	61%
Retail/Office with Residential	15	$ 20,256,063	55%	1	$ 685,503	50%
TOTAL	556	$ 569,942,021	66%	28	$ 12,317,595	48%

Owner Occupied: Office Loans				Loans Maturing before January-25		
Loans by Collateral Type	**Number**	**TCE**	**WAVG LTV**	**Number**	**TCE**	**WAVG LTV**
Medical Office-Dr/Dent/Opt/etc.	117	$ 172,335,445	72%	2	$ 234,657	67%
Office Bldg-Multiple Tenant	70	$ 51,187,988	68%	2	$ 883,651	68%
Office Bldg-Single Tenant	192	$ 125,095,517	71%	14	$ 3,453,484	57%
Retail/Office with Residential	6	$ 13,468,432	48%	1	$ 685,503	50%
TOTAL	385	$ 362,087,382	70%	19	$ 5,257,295	59%

Non-Owner Occupied: Office Loans				Loans Maturing before January-25		
Loans by Collateral Type	**Number**	**TCE**	**WAVG LTV**	**Number**	**TCE**	**WAVG LTV**
Medical Office-Dr/Dent/Opt/etc.	22	$ 28,542,620	71%	1	$ 273,750	34%
Office Bldg-Multiple Tenant	74	$ 133,728,601	59%	4	$ 5,266,568	32%
Office Bldg-Single Tenant	66	$ 38,795,787	58%	4	$ 1,519,982	70%
Retail/Office with Residential	9	$ 6,787,631	69%	0	$ -	-
TOTAL	171	$ 207,854,639	60%	9	$ 7,060,301	41%

DEPOSIT COMPOSITION

Q4 2022


Wholesale CDs
8%
Retail CDs
7%
Savings
1%
Checking
36%
Money Market,
48%
Total Deposits
$3.13 Billion

Q4 2023


Wholesale CDs
11%
Retail CDs
11%
Savings
1%
Checking
29%
Money Market
48%
Total Deposits
$3.38 Billion

NEW ACCOUNT OPENINGS


2,500
2,000
1,500
1,000
500
0
1,502
1,622
1,892
1,553
2,252
1,758
1,300
1,240
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

TANGIBLE BOOK VALUE PER SHARE


127% increase since 2016
$17.00
$20.37
$23.29
$26.83
$29.37
$35.07
$36.76
$38.63
YE 2016
YE 2017
YE 2018
YE 2019
YE 2020
YE 2021
YE 2022
YE 2023

ASSET QUALITY


Loans 30 days or more past due/loans*
0.40%
0.30%
0.20%
0.10%
0.00%
0.13%
0.10%
0.07%
0.11%
0.11%
0.07%
0.13%
0.37%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23


Net charge-offs (recoveries)/average loans* (YTD Annualized)
0.04%
0.00%
-0.04%
-0.08%
0.00%
0.02%
-0.06%
-0.05%
0.01%
0.03%
0.01%
0.00%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23


Classified assets/tier one capital plus allowance for loan losses
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
7.83%
7.29%
5.24%
4.71%
5.10%
4.68%
4.72%
4.25%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23


Nonperforming assets/total assets
0.20%
0.15%
0.10%
0.05%
0.00%
0.15%
0.09%
0.08%
0.07%
0.12%
0.08%
0.11%
0.10%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23

*Excludes mortgage loans held for sale.

CAPITAL RATIOS

Holding Company Capital Ratios: [1]	**Q4 2023**	Q3 2023	Q2 2023	Q1 2023	Q4 2022
Total risk-based capital ratio	**12.56%**	12.56%	12.40%	12.67%	12.91%
Tier 1 risk-based capital ratio	**10.59%**	10.58%	10.42%	10.66%	10.88%
Leverage ratio	**8.14%**	8.17%	8.48%	8.80%	9.17%
Common equity tier 1 ratio [2]	**10.18%**	10.17%	10.00%	10.23%	10.44%
Tangible common equity [3]	**7.70%**	7.56%	7.53%	7.60%	7.98%

(1) December 31, 2023 ratios are preliminary.
(2) The common equity tier 1 ratio is calculated as the sum of common equity divided by risk-weighted assets.
(3) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets.

FUTURE FOCUS

- Consistently optimizing loan, deposit, and wholesale pricing
- Ongoing conversations with top performers in existing markets in preparation for a more normalized environment
- Staying consistent to our philosophy of relationship banking and organic growth

OUR CULTURE OF SUCCESS

Relationship driven with a focus on star talent

Embrace **technology** and the evolution of our industry

Committed to **organic growth** versus M&A

Superb at managing risk - credit risk and enterprise risks

Highly efficient delivery – branch light footprint

Located in larger higher-growth **southeastern markets**

Dedicated to a **family culture** that results in strong career satisfaction and low turnover

Utilizes a **strong mortgage component** to augment noninterest income

Proven and **driven leadership team**

Member FDIC EQUAL HOUSING LENDER

SouthernFirst